SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2011
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

File No. 333-138806
(Commission File Number)

980461623
(I.R.S. Employer Identification No.)

2500 Wilcrest Drive, Suite 405, Houston, Texas, 77042
(Address of principal executive offices)

(713) 784-2446
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

None

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None

SECTION 8.  Other Events

The Corporation changed the location of its registered office effective January 11, 2011, from 2500 Wilcrest Drive, Suite 410, Houston, Texas ,77042 to 2500 Wilcrest Drive, Suite 405, Houston, Texas ,77042. The new telephone number is (713) 784-2446 and the new fax line is (713) 784-2441.

SECTION 9.  Financial Statements and Exhibits

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mogul Energy International, Inc.

By:	/s/ Naeem Tyab
Name:	Naeem Tyab
Title:	President

Date: January 11, 2011

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